Rule 497(e)
      Securities Act Reg. No. 33-12
      1940 Act File No. 811-4401

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                         SUPPLEMENT DATED JULY 3, 2000
                        TO PROSPECTUS DATED MAY 1, 2000

PORTFOLIO MANAGER CHANGE FOR GOVERNMENT PORTFOLIO AND TAX-EXEMPT PORTFOLIO

      As a result of the pending retirement of Mr. Thomas P. Sancomb, who participates with a team in the management of the Government Portfolio and serves as the portfolio manager of the Tax-Exempt Portfolio, effective July 3, 2000, Ziegler Asset Management, Inc. will reassign personnel responsible for the management of those Portfolios.

      GOVERNMENT PORTFOLIO. The Government Portfolio will be managed by a team of managers led by Mr. Brian K. Andrew, CFA, CCM, Executive Vice President and Chief Investment Officer of Ziegler Asset Management, Inc. Mr. Andrew joined Ziegler Asset Management, Inc. in 1994, following seven years of service in both bank trust companies and investment advisory firms. In those former roles, Mr. Andrew managed personal trust, employee benefit and institutional portfolios.
In addition to serving as Ziegler Asset Management, Inc.'s Chief Investment Officer and the head of its Asset Management Group, Mr. Andrew is a member of Ziegler Asset Management's Fixed Income Committee and its Equity Committee. Mr. Andrew has been an instructor in the area of asset investment management for the past seven years for the American Institute of Banking. He received a B.S. in Finance from the University of Minnesota.

      Mr. Andrew's team will include Mr. Craig S. Vanucci, CFA, Senior Vice President of Ziegler Asset Management, Inc., and Mr. Robert G. Leuty, CFA, Vice President, Ziegler Asset Management, Inc. Mr. Vanucci joined Ziegler Asset Management, Inc. in 1994 and has over 18 years of experience managing personal trusts, employee benefit and institutional portfolios. Mr. Vanucci currently serves as a fixed income portfolio manager specializing in the management of health care, senior living, municipal and corporate accounts. He is the Chairman of Ziegler Asset Management, Inc.'s Fixed Income Committee. Prior to joining Ziegler Asset Management, Inc., Mr. Vanucci spent six years with a major regional bank holding company and served as manager of its Institutional Investments Division. Mr. Vanucci received a B.S. in Finance from Bowling Green State University and his Masters of Business from the University of Toledo.

     Mr. Leuty joined Ziegler Asset Management, Inc. in 2000, and has over ten years of experience in the investment industry. He currently serves as a fixed income portfolio manager, managing institutional fixed income portfolios for health care, senior living and corporate accounts. He is a member of Ziegler Asset Management, Inc.'s Fixed Income Committee. Prior to joining Ziegler Asset Management, Inc., Mr. Leuty spent ten years with a major national bank holding company and served as a portfolio manager in its Investment Management Division managing over $8.0 billion in various money market mutual funds. Mr. Leuty received a B.B.A. in Accounting from the University of Wisconsin-Madison and his M.B.A. from the University of St. Thomas.

     TAX-EXEMPT PORTFOLIO. The Tax-Exempt Portfolio will be managed by Mr. Craig S. Vanucci.